                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 16, 2002
                                                        ------------------

                                   BLYTH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-13026                    36-2984916
  ----------------------------------------------------------------------------
  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)               Identification No.)
  incorporation)


              One East Weaver Street, Greenwich, Connecticut 06831
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

      On September 16, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Quarterly Report on Form 10-Q filed by Blyth, Inc. for the Quarter ended July 31, 2002 was accompanied by certifications of the Principal Executive Officer and the Principal Financial Officer of Blyth, Inc. Copies of each certification are furnished as Exhibits 99.1 and 99.2 attached hereto.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLYTH, INC.



Date: September 16, 2002            By: /s/ Bruce D. Kreiger
                                    -----------------------------
                                    Name: Bruce D. Kreiger
                                    Title: Vice President & General Counsel